Exhibit 10.10F

AMENDMENT NUMBER FIVE

to the

Warehouse Loan and Security Agreement

Dated as of February 10, 2000

as Amended and Restated to and including February 4, 2005

among

AAMES INVESTMENT CORPORATION

AAMES CAPITAL CORPORATION

AAMES FUNDING CORPORATION

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER FIVE is made this 31st day of October, 2005, among AAMES INVESTMENT CORPORATION, AAMES CAPITAL CORPORATION, AAMES FUNDING CORPORATION, each having an address at 350 South Grand Avenue, Los Angeles, California 90071 (each, a “Borrower” and collectively, “the Borrowers”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Lender”), to the Warehouse Loan and Security Agreement, dated as of February 10, 2000 as amended and restated to and including February 4, 2005, by and between the Borrowers and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement to modify the Maintenance of Profitability financial covenant as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of the date hereof, Section 7.14(a) of the Agreement is hereby amended by deleting the existing Maintenance of Profitability covenant and replacing it with the following:

“(a) Maintenance of Profitability. Aames Investment shall not permit Net Income before tax, generated over any two consecutive fiscal quarters, measured on the last day of each fiscal quarter, to be less than $1.00, commencing with respect to the two consecutive fiscal quarters ending on December 31, 2005.”

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. Waiver. For the avoidance of doubt, upon execution of this Amendment Number Five, the Borrowers and Lender agree that any non compliance or violation of Section

7.14(a) on or after September 30, 2005 up to the date of this Amendment Number Five is hereby waived.

SECTION 5. Governing Law. This Amendment Number Five shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 6. Counterparts. This Amendment Number Five may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Five to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION (Borrower)

By:
Name:	Jon D. Van Deuren
Title:	Executive Vice President - Finance and Chief Financial Officer

AAMES FUNDING CORPORATION (Borrower)

By:
Name:	Jon D. Van Deuren
Title:	Executive Vice President - Finance and Chief Financial Officer

AAMES INVESTMENT CORPORATION (Borrower)

By:
Name:	Jon D. Van Deuren
Title:	Executive Vice President - Finance and Chief Financial Officer

GREENWICH CAPITAL FINANCIAL PRODUCTS. INC. (Lender)

By:
Name:
Title: